DocuSign Envelope ID: 46BB3508-267C-4318-8883-D004D7A5098C CAPITAL AND LIQUIDITY MAINTENANCE AGREEMENT This CAPITAL AND LIQUIDITY MAINTENANCE AGREEMENT (the "Agreement"), dated as of , is made and entered into by and among the FEDERAL DEPOSIT IAISURANCE CORPORATION, a Federal banking agency existing under the laws of the United States and having its principal office in Washington, DC (the "FDIC"); NELNET, INC., a corporation duly organized and existing under the laws of the State of Nebraska with headquarters at 121 South 13t~' Street, Suite 100, Lincoln, NE, 68508 (the "Parent Company"); MICI3AEL DUNLAP, controlling shareholder of the Parent Company (the "Controlling Shareholder"); and NELNET BANK, a proposed Utah-chartered industrial bank, located at 13907 S. Minuteman Drive, Draper, Salt Lake County, Utah 84020 (the "Applicant"). WITNESSETH: WHEREAS, the FDIC Board of Directors is charged by section 5 of the Federal Deposit Insurance Act (the "FDI Act"), 12 U.S.C. § 1815, with the responsibility of acting upon applications for Federal Deposit Insurance by all depository institutions; WHEREAS, the Applicant is a proposed Utah-chartered industrial bank being formed as a wholly-owned subsidiary of the Parent Company; WHEREAS, the Parent Company is a publicly traded company and desires to organize the Applicant to originate, refinance and service private student and consumer loans, and to offer deposit products; WHEREAS, the Applicant submitted an application for Federal deposit insurance (the "Application") to the FDIC pursuant to section 5 of the FDI Act on November 12, 2019; WHEREAS, the FDIC is required to consider, among other things, the statutory factors described in section 6 of the FDI Act, 12 U.S.C. § 1816, (the "Statutory Factors") and will generally grant an application for Federal deposit insurance if it finds favorably upon all of the Statutory Factors; and as a pant of the application process, the FDIC also considers the financial resources of a parent company when evaluating the adequacy of an applicant's capital; WHEREAS, the FDIC is required by section 38A(b) of the FDI Act, 12 U.S.C. § 18310-1(b), to require the Parent Company to serve as a source of financial strength to the Applicant; WHEREAS, the Applicant, the Parent Company, and the Controlling Shareholder have expressed their willingness to submit to such conditions as the FDIC may determine are reasonable and necessary to ensure the adequacy of the Applicant's capital and maintain sufficient liquidity;

DocuSign Envelope ID: 46BB3508-2B7C-4318-8683-D004D7A5098C WHEREAS, paragraphs 5 and 6 hereof are intended to provide separate and independent mechanisms to ensure that Parent Company serves as a source of financial strength to the Applicant; WHEREAS, the FDIC is unable to find favorably on the Statutory Factors if the Applicant, the Parent Company, and the Controlling Shareholder do not enter into and comply with the terms of this Agreement; NOW, THEREFORE, in consideration of the premises, terms, and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Effectiveness; Approval by FDIC. Upon approval of the Application by the FDIC, this Agreement shall become fully effective and binding upon the parties hereto. 2. Capital• The Parent Company shall maintain the capital levels of the Applicant at all times such that the Applicant's capital satisfies the following conditions (the capital requirements contained in this paragraph are referred to herein as the "Minimum Capital Ratios."); ~ Meets or exceeds the levels required for the Applicant to be considered "well capitalized" under section 324.403(b) of the FDIC's Rules and Regulations, 12 C.F.R. § 324.403(b); • In no event shall the Leverage ratio (as defined in the FDIC's capital regulations) be maintained at less than twelve percent (12%); and • The Applicant shall also maintain an adequate allowance for loan and lease losses. a) Maintenance of Required Minimum Capital Ratios. If at any time the Applicant's capital ratios fall below the Minimum Capital Ratios, the Parent Company shall (or the Controlling Shareholder shall cause the Parent Company to) immediately contribute sufficient additional capital to the Applicant to comply with the Minimum Capital Ratios. b) Maintenance of Revised Capital Ratios. If the FDIC determines it necessary, pursuant to its regulatory authority, for the Applicant to maintain capital ratios that are greater than the Minimum Capital Ratios (the "Revised Capital Ratios"), it shall provide written notice of such determination to the Applicant, the Controlling Shareholder, and the Parent Company. Within thirty (30) days after the FDIC issues such notice, if the Applicant has not met the Revised Capital Ratios, the Parent Company shall (or the Controlling Shareholdet~ shall cause the Parent Company to) immediately contribute sufficient additional capital to the Applicant to comply with the Revised Capital Ratios specified by the FDIC.

DocuSign Envelope ID: 46863508-2B7C-4318-8883-D004D7A5098C c) Capital Contributions. All capital contributions from the Parent Company to the Applicant will be in the form of cash, or if appropriate and approved by the FDIC, other assets acceptable to the FDIC. Any and ail such capital contributions shall be credited to the Applicant's surplus account. Li uidi .The Parent Company shall (or the Controlling Shareholder shall cause the Parent Company to) maintain the Applicant's liquidity at such levels as the FDIC deems appropriate and take such other actions as the FDIC deems appropriate to provide the Applicant with a source of additional liquidity. In particular, the Parent Company shall (or the Controlling Shareholder shall cause the Parent Company to) provide the Applicant with financial assistance, as specified below, to permit the Applicant to meet its short- and long-term liquidity demands. a) Short-Term Liquidity. The Parent Company shall provide and maintain a Revolving Line of Credit ("Line of Credit") for the benefit of the Applicant that provides the greater of: Ten (10) percent of the Applicant's total assets as of the most recent Call Report date; or • Such additional amount as may later be negotiated between the Parent Company and the Applicant. The Applicant may draw on the Line of Credit provided by the Parent Company at any time the Applicant or the FDIC considers it necessary, .Any and all agreements related to the Line of Credit must contain only such terms and conditions as the FDIC, in its sole discretion, finds acceptable, At a minimum, the Line of Credit is subject to the restrictions of section 23B of the Federal Reserve Act, 12 U.S.C. § 371c-1, and cannot contain terms and conditions that are less favorable to the Applicant than a comparable transaction with an unaffiliated third party. b) Long-Term Liquidity. If the Applicant identifies liquidity requirements that it cannot satisfy, then at the written request of the Applicant or the FDIC, the Parent Company, within ten (10) days of receiving such request, shall provide the Applicant with financial support, including cash, in such amount and for such duration as may be necessary for the Applicant to meet its ongoing liquidity obligations. 4. Enhanced Safeguard (Pledged Deposit-Other Limitations). To further ensure that the Parent Company selves as a source of financial strength for the Applicant, the Patent Company shall (or the Controlling Shareholder shall cause the Parent Company to) establish and, at all times, maintain a pledged deposit (the "PD") of $40,000,000 in cash with the Applicant as part of the Parent Company's obligations under paragraphs 2 and 3 hereof; provided however, that the establishment of the PD does not relieve the Parent

DocuSign Envelope ID: 46863508-2B7C-4318-8883-D004D7A5098C Company of its responsibility to (or relieve the Controlling Shareholder of causing the Parent Company to) serve such other support obligations identified herein. a) The PD shall be in the name of the Parent Company earmarked for the sole benefit of the Applicant and to be used by the Applicant in the event the Parent Company fails to provide the support required under paragraphs 2 and 3 hereof. b) If at any time the Applicant's capital ratios fall below any of the Minimum Capital Ratios or Revised Capital Ratios (as appropriate), or the Parent Company ceases to provide the Line of Credit of at least the amounts specified in paragraph 3 a) hereof, the Applicant shall immediately provide written notice to the Parent Company and the Controlling Shareholder demanding the Parent Company provide sufficient funds to restore the Applicant's capital levels or reinstate the Line of Credit to meet the requirements under paragraph 3 hereof. c) If, within five (5) calendar days, the Parent Company does not provide sufficient funds to restore the Applicant's capital levels to the Minimum Capital Ratios or Revised Capital Ratios (as appropriate) or reinstate the Line of Credit, the Applicant shall immediately draw upon the PD in such amounts as is necessary to restore the Applicant's capital levels to the Minimum Capital Ratios or Revised Capital Ratios (as appropriate) or as necessary to meet the Applicant's liquidity needs. d) The Applicant shall immediately provide the FDIC with written notification whenever notice is provided to the Parent Company and the Controlling Shareholder in accordance with paragraph 4 b) hereof and whenever the Applicant draws upon the PD in accordance with paragraphs 4 c) hereof. e) In the event that the Applicant draws on the PD, the Parent Company shall immediately take such steps as are necessary to replenish the PD to the amount of $40,000,000 in cash or unencumbered readily-marketable securities acceptable to the FDIC. ~j Any and all agreements related to the PD shall only be made with the prior written approval of the FDIC and upon such terms and conditions as the FDIC, in its discretion, finds acceptable. g) Other Limitations. In the event the Parent Company fails to provide the support required under paragraphs 2 and 3 hereof, the Parent Company and the Applicant shall further take the following actions in order to ensure the continued safe and sound operation of the Applicant: • The Applicant shall not make, without the prior written consent of the FDIC, any "extension of credit" (as defined in section 215,3 of the Regulations of the Board of Governors of the Federal Reserve, 12 C.F.R. § 215,3) to the Parent Company or to any affiliate, and shall not enter into any "covered transaction" (as defined in sections 23A and 23B of the Federal Reserve Act, 12 U.S.C. §§ 371c and 3710-1) with the Parent Company or any affiliate. • The Applicant shall not, without the prior written consent of the FDIC, declare or pay any dividends. • The Applicant shall not, without the prior written consent of the FDIC, permit the amount of "brokered deposits" (as defined by part 337 of the FDIC's Rules and 4

DocuSign Envelope ID: 46663508-267C-4318-8683-D004D7A5098C Regulations, 12 C.F.R. part 337) held by the Applicant to exceed the amount held as of the date that these limitations are implemented. 5, Authority of the Parent Company and the Applicant. The governing boards of the Parent Company and the Applicant have each approved a resolution ("Resolution") authorizing the execution and performance of this Agreement. A certified copy of each Resolution is attached hereto and incorporated herein by reference. 6. Miscellaneous. a) Enforceability as a Written Agreement. In addition to any other remedies provided by law, the parties agree that this Agreement is binding and enforceable by the FDIC as a written agreement pursuant to sections 8 and 50 of the FDI Act, 12 U.S.C. §§ 1818 and 1831aa, against the Applicant, the Parent Company, and the Controlling Shareholder, and their successors and assignees. b) Bankruptcy Treatment of Commitments. The parties agree that obligations of the Parent Company and the Applicant contained in this Agreement include commitments to maintain the capital and liquidity of the Applicant and, if a bankruptcy petition is filed by or against the Parent Coinpariy, the obligations of the Parent Company contained in this Agreement shall be immediately cured by the Parent Company pursuant to 11 U.S.C. § 365(0) and any claim for a subsequent breach of the Parent Company's obligations herein shall be entitled to priority under 11 U.S.C. § 507(a)(9), c) Conservatorship or Receivership. In the event of the appointment of a conservator or receiver for the Applicant, the obligations of the Applicant, the Parent Company, and the Controlling Shareholder hereunder shall survive said appointment and be enforceable by the FDIC as conservator or receiver. d) Change in Control. i) In event that the Controlling Shareholder disposes of some or all of the voting securities of the Parent Company so that the Controlling Shareholder no longer controls (as that term is used in Section 7(j) of the FDI Act and in the presumptions of control 12 CFR §303.82(b)) the Parent Company, then upon notification to the FDIC, the Controlling Shareholder may request a release from this Agreement. ii) The FDIC may grant a release if the following conditions are met to the FDIC's satisfaction at the time of the release: 1) the Conteolling Shareholder has performed all obligations under the provisions of this Agreement; 2) the FDIC has issued a non- objection to any notices pursuant to the Change in Banlc Control Act if the transfer of Controlling Shareholder's voting securities occurs in a transaction that requires one or more persons to file such a notice with the FDIC; 3) any other necessary and final

DocuSign Envelope ID: 46663508-267C-4318-8683-D004D7A5098C regulatory approvals have been obtained; and 4) any successor controlling shareholder of the Parent Company has agreed to the terms of this Agreement. e) Governing Laws. This Agreement and the rights and obligations hereunder shall be governed by, and shall be construed in accordance with the Federal laws of the United States and, in the absence of controlling Federal laws, in accordance with the laws of the State of Delaware. fj No Waiver. No failure or delay in the exercise of any right or remedy on the part of any of the parties hereto shall operate as a waiver or termination thereof, nor shall any exercise or partial exercise of any right or remedy preclude any other or further exercise of such right oc remedy or any other right or remedy. g) Fees and Expenses, The Parent Company shall (or the Controlling Shareholder shall cause the Parent Company to) pay any attorneys' fees and other reasonable expenses incurred by the Applicant in exercising its rights or seeking any remedies hereunder. h) Severability. In the event any one or more of the provisions contained herein should be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or unpaired thereby. The patties shall endeavor in good faith to replace the invalid, illegal, or unenforceable provision with a valid provision, the effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provision. i) Enforcement by Applicant. The Applicant may, in its discretion, enforce this Agreement against the Parent Company. j) Modification. This Agreement may not be modified, amended, changed, discharged, terminated, released, renewed, or extended in any manner except by a writing signed by all of the parties. lc) Addresses for aYid Receipt of Notice. Any notice hereunder shall be in writing and shall be delivered by hand or sent by United States express mail or commercial express mail, postage prepaid, and addressed as follows:

DocuSign Envelope ID: 46683508-2B7C-4318-8B83-D004D7A5098C If to the Parent Company: Nelnet, Inc. Attn: Timothy Tewes, President 1248 "O" Street, Ste. 900 Lincoln, NE 68508 If to the Controlling Shareholder: Michael S. Dunlap 1248 "O" Street, Ste. 900 Lincoln, NE 68508 If to the Applicant: Nelnet Bank Attn: Timothy Tewes 1248 "O" Stt•eet, Ste. 900 Lincoln, NE 68508 If to the FDIC: Associate Director, Division of Rislc Management Supervision Rislc Management Examination Branch Federal Deposit Insurance Corporation 550 17`h Street, NW Washington, DC 20429 1) No Assignment. This Agreement inay not be assigned or transferred, in whole or in part, without the prior written consent of the FDIC. m) Binding on Parties, Successors and Assigns. This Agreement is binding on the panties hereto, their successors and assigns. n) Complete Agreement. This Agreement is the complete and exclusive statement of the agreement between the parties concerning the commitments set forth in the Agreement, and supersedes all -prior written or oral communications, representations and agreements relating to the subject matter of the Agreement, except that this Agreement does not affect or otherwise alter the Parent Company Agreement entered into by and among the FDIC, the Parent Company, the Controlling Shareholder, and the Applicant. o) Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed an original and all such counterparts taken together shall constitute one and the same Agreement.

DocuSign Envelope ID: 46BB3508-2B7C-4318-8683-D004D7A5098C IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year indicated above. N ~9ned B ocsecsoac000a~z...~eff Noot'dhoel< Name: Title: cEo MI By:~~~a~~ 39A188C794CE407... Mile Dunlap Name: Title: N o~ ~~~ed b : A~T~~ TT B~tn,~VY,oi, I~I.bSS assz2EeoeccFazz...Andrea Moss Name: Press ent CEO Tltle: FEDERAL DEP~SI~ INSURANCE CORPORATION _u, By: Name: Title: -- — ~ a